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                                                                    EXHIBIT 99.6

11/98                                                                     Page 1



                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1996-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)
RECEIVABLES


Beginning of the Month Principal Receivables:                 $2,606,297,821.32
Beginning of the Month Finance Charge Receivables:            $  108,344,082.86
Beginning of the Month Discounted Receivables:                $            0.00
Beginning of the Month Total Receivables:                     $2,714,641,904.18


Removed Principal Receivables:                                $            0.00
Removed Finance Charge Receivables:                           $            0.00
Removed Total Receivables:                                    $            0.00


Additional Principal Receivables:                             $  145,216,887.88
Additional Finance Charge Receivables:                        $    5,439,088.76
Additional Total Receivables:                                 $  150,655,976.64


Discounted Receivables Generated this Period:                 $            0.00


End of the Month Principal Receivables:                       $2,736,622,992.93
End of the Month Finance Charge Receivables:                  $  120,178,951.69
End of the Month Discounted Receivables:                      $            0.00
End of the Month Total Receivables:                           $2,856,801,944.62


Special Funding Account Balance                               $            0.00
Aggregate Invested Amount (all Master Trust Series)           $2,330,000,000.00
End of the Month Transferor Amount                            $  406,622,992.93
End of the Month Transferor Percentage                                   14.86%


DELINQUENCIES AND LOSSES


End of the Month Delinquencies:                                RECEIVABLES


     30-59 Days Delinquent                                    $   58,985,335.87
     60-89 Days Delinquent                                    $   43,142,144.07
     90+ Days Delinquent                                      $   81,005,241.02


     Total 30+ Days Delinquent                                $  183,132,720.96
     Delinquent Percentage                                                6.41%

Defaulted Accounts During the Month                           $   14,078,205.21
Annualized Default Percentage                                             6.48%

Principal Collections                                            311,269,954.87
Principal Payment Rate                                                   11.94%

Total Payment Rate                                                       12.97%
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11/98                                                                     Page 2


INVESTED AMOUNTS

     Class A Initial Invested Amount                          $  369,000,000.00
     Class B Initial Invested Amount                          $   38,250,000.00
     Class C Initial Invested Amount                          $   42,750,000.00

INITIAL INVESTED AMOUNT                                       $  450,000,000.00

     Class A Invested Amount                                  $  369,000,000.00
     Class B Invested Amount                                  $   38,250,000.00
     Class C Invested Amount                                  $   42,750,000.00

INVESTED AMOUNT                                               $  450,000,000.00

FLOATING ALLOCATION PERCENTAGE                                            17.00%
PRINCIPAL ALLOCATION PERCENTAGE                                           17.00%

MONTHLY SERVICING FEE                                         $      750,000.00

INVESTOR DEFAULT AMOUNT                                       $    2,393,294.89


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                              82.00%

     Class A Finance Charge Collections                       $    6,156,158.18
     Other Amounts                                            $            0.00

TOTAL CLASS A AVAILABLE FUNDS                                 $    6,156,158.18


     Class A Monthly Interest                                 $    1,613,416.52
     Class A Servicing Fee                                    $      615,000.00
     Class A Investor Default Amount                          $    1,962,501.81

TOTAL CLASS A EXCESS SPREAD                                   $    1,965,239.85


REQUIRED AMOUNT                                               $            0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                8.50%

     Class B Finance Charge Collections                       $      638,138.33
     Other Amounts                                            $            0.00

TOTAL CLASS B AVAILABLE FUNDS                                 $      638,138.33

     Class B Monthly Interest                                 $      174,177.21
     Class B Servicing Fee                                    $       63,750.00

TOTAL CLASS B EXCESS SPREAD                                   $      400,211.12
CLASS B INVESTOR DEFAULT AMOUNT                                      203,430.07
CLASS B REQUIRED AMOUNT                                              203,430.07
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11/98                                                                     Page 3

EXCESS SPREAD --


TOTAL EXCESS SPREAD                                           $    3,007,414.42


     Excess Spread Applied to Class A Required Amount         $            0.00

     Excess Spread Applied to Class A Investor
     Charge Offs                                              $            0.00

     Excess Spread Applied to Class B
     Required Amount                                          $      203,430.07

     Excess Spread Applied to Reductions of                   $            0.00
     Class B Invested Amount

     Excess Spread Applied to Class C Required Amount         $      443,555.09

     Excess Spread Applied to Reductions of
     Class C Invested Amount                                  $            0.00

     Excess Spread Applied to Monthly Cash                    $       93,750.00
     Collateral Fee

     Excess Spread Applied to Cash Collateral                 $            0.00
     Account

     Excess Spread Applied to Spread Account                  $            0.00

     Excess Spread Applied to Reserve Account                 $            0.00

     Excess Spread Applied to other amounts owed              $            0.00
     Cash Collateral Depositor

     Excess Spread Applied to other amounts owed to
     Spread Account Residual Interest Holders                 $            0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                   $    2,266,679.26


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                             $   11,853,670.84


SERIES 1996-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                $            0.00
SERIES 1996-A

     Excess Finance Charge Collections Applied to
     Class A Required Amount                                  $            0.00

     Excess Finance Charge Collections Applied to
     Class A Investor Charge Offs                             $            0.00

     Excess Finance Charge Collections Applied to
     Class B Required Amount                                  $            0.00
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11/98                                                                     Page 4

     Excess Finance Charge Collections Applied to
     Reductions of Class B Invested Amount                    $            0.00

     Excess Finance Charge Collections Applied to
     Class C Required Amount                                  $            0.00

     Excess Finance Charge Collections Applied to
     Reductions of Class C Invested Amount                    $            0.00

     Excess Finance Charge Collections Applied to
     Monthly Cash Collateral Fee                              $            0.00

     Excess Finance Charge Collections Applied to
     other amounts owed Cash Collateral Depositor             $            0.00

     Excess Finance Charge Collections Applied to
     other amounts owed to Spread Account Residual Interest
     Holders                                                  $            0.00



YIELD AND BASE RATE --

     Base Rate (Current Month)                                             7.53%
     Base Rate (Prior Month)                                               7.66%
     Base Rate (Two Months Ago)                                            7.84%

THREE MONTH AVERAGE BASE RATE                                              7.68%

     Portfolio Yield (Current Month)                                      13.64%
     Portfolio Yield (Prior Month)                                        18.23%
     Portfolio Yield (Two Months Ago)                                     12.34%

THREE MONTH AVERAGE PORTFOLIO YIELD                                        4.74%


PRINCIPAL COLLECTIONS --

TOTAL PRINCIPAL COLLECTIONS                                   $   53,051,013.65

REALLOCATED PRINCIPAL COLLECTIONS

    Allocable to Class C Interests                            $            0.00

    Allocable to Class B Certificates                         $            0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER             $            0.00
SERIES


CLASS A SCHEDULED AMORTIZATION --

     Controlled Amortization Amount                           $            0.00
     Deficit Controlled Amortization Amount                   $            0.00

CONTROLLED DEPOSIT AMOUNT                                     $            0.00


CLASS B SCHEDULED AMORTIZATION --
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11/98                                                                     Page 5


     Controlled Accumulation Amount                           $            0.00
     Deficit Controlled Accumulation Amount                   $            0.00

CONTROLLED DEPOSIT AMOUNT                                     $            0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL           $   53,051,013.65
SHARING



INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                  $            0.00

CLASS B INVESTOR CHARGE OFFS                                  $            0.00

CLASS C INVESTOR CHARGE OFFS                                  $            0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                       $            0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                       $            0.00
PREVIOUS CLASS C CHARGE OFFS REIMBURSED                       $            0.00

CASH COLLATERAL ACCOUNT --


     Required Cash Collateral Amount                          $   13,500,000.00
     Available Cash Collateral Amount                         $   13,500,000.00



TOTAL DRAW AMOUNT                                             $            0.00
CASH COLLATERAL ACCOUNT SURPLUS                               $            0.00


                                       First USA Bank, NA
                                       as Servicer


                                       By:    /s/ TRACIE KLEIN
                                            -----------------------------------
                                               Tracie H. Klein
                                                Vice President